UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 10, 2019

VIRTUS INVESTMENT PARTNERS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10994	26-3962811
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Financial Plaza, Hartford, CT	06103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(800) 248-7971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.  ☐

Item 7.01 Regulation FD.

Virtus Investment Partners, Inc. (the “Company”) will implement a revision to the definitions of certain non-GAAP financial measures that it presents to include interest and dividend income earned on seed capital and collateralized loan obligation ("CLO") investments beginning with the release of its first quarter 2019 results. These amounts previously had been excluded from these measures. In particular, the inclusion of interest and dividend income earned on seed capital and CLO investments will impact the calculation of the following non-GAAP financial measures:

•	Net income attributable to common stockholders, as adjusted; and

•	Earnings per share - diluted, as adjusted.

The revision will not impact other non-GAAP financial measures including revenues, as adjusted, operating expenses, as adjusted, operating income, as adjusted, and operating margin, as adjusted.

Management believes including interest and dividend income earned on seed capital and CLO investments in the non-GAAP financial measures that the Company presents better reflects the Company’s financial performance given changes in the business over the past several years. The Company uses non-GAAP financial measures to support operational, resource allocation, and capital structure decisions and to evaluate return of capital to stockholders, and as key determinants in incentive compensation plans.

Reconciliations to Prior Presentation

In conjunction with this new presentation, the Company is providing reconciliations of the most comparable U.S. GAAP measure to revised and historical non-GAAP measures, net income attributable to common stockholders, as adjusted and earnings per share - diluted, as adjusted, for the first quarter of 2017 through the fourth quarter of 2018 and full year reconciliations for fiscal 2017 and 2018. This supplemental information, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, does not restate or amend any financial results presented in any of the Company’s periodic filings.

Reconciliations to GAAP Measures

The non-GAAP financial measures included in this release differ from financial measures determined in accordance with U.S. GAAP as a result of the reclassification of certain income statement items, as well as the exclusion of certain expenses and other items that are not reflective of the earnings generated from investment management and related services and investment gains (losses) that can vary significantly from period to period. Non-GAAP financial measures have material limitations and should not be viewed in isolation or as a substitute for U.S. GAAP measures.

Net income attributable to common stockholders, as adjusted, excludes from net income:

•
Amortization of intangible assets - Non-cash amortization expense or impairment expense, if any, attributable to acquisition-related intangible assets, including any portion that is allocated to noncontrolling interests. Management believes that making this adjustment aids in comparing the Company’s operating results with other asset management firms that have not engaged in acquisitions.

•
Restructuring and severance - Certain expenses associated with restructuring the business, including lease abandonment-related expenses and severance costs associated with staff reductions, that are not reflective of the ongoing earnings generation of the business. Management believes that making this adjustment aids in comparing the Company's operating results with prior periods.

•
Acquisition and integration expenses - Expenses that are directly related to acquisition and integration activities. Acquisition expenses include transaction closing costs, certain professional fees and financing fees. Integration expenses include costs incurred that are directly attributable to combining businesses, including compensation, restructuring and severance charges, professional fees, consulting fees and other expenses. Management believes that making these adjustments aids in comparing the Company’s operating results with other asset management firms that have not engaged in acquisitions.

•
Other - Certain expenses that are not reflective of the ongoing earnings generation of the business. In addition, it includes income tax expense (benefit) items, such as adjustments for uncertain tax positions, changes in tax law, valuation allowances, and other unusual or infrequent items not related to current operating results to reflect a normalized effective rate. Preferred dividends are adjusted as the shares are mandatorily convertible into common shares at the end of three years and the non-GAAP weighted average shares are adjusted to reflect the conversion.

Management believes that making these adjustments aids in comparing the Company’s operating results with prior periods.

•
Seed capital and CLO investments gains (losses) - Gains and losses (realized and unrealized) generated by seed capital and CLO investments. Gains and losses (realized and unrealized) generated by investments in seed capital and CLO investments can vary significantly from period to period and do not reflect the Company's operating results from providing investment management and related services. Management believes that making this adjustment aids in comparing the Company’s operating results with prior periods.

Earnings per share, as adjusted, represent net income attributable to common stockholders, as adjusted, divided by weighted average shares outstanding, on either a basic or diluted basis.

Limitations of Net Income Attributable to Common Stockholders, As Adjusted, and Related Non-GAAP Financial Measures

Because the calculation of net income attributable to common stockholders, as adjusted, and related measures excludes certain ongoing expenses and/or reclassifies certain income statement items, these non-GAAP financial measures have material limitations and should not be viewed in isolation or as a substitute for U.S. GAAP measures. Furthermore, net income attributable to common stockholders, as adjusted, and related measures are not audited, and the Company’s definition and calculation of net income attributable to common stockholders, as adjusted, and related measures could differ from similarly titled measures disclosed by other companies.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Reconciliation Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Dated:	April 10, 2019	By:	/s/ Michael A. Angerthal
		Name:	Michael A. Angerthal
		Title:	Chief Financial Officer